UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2022 (October 10, 2022)

Corebridge Financial, Inc.
 (Exact name of Registrant as Specified in Its Charter)

Delaware	001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 Robert Scheinerman, Executive Vice President and President of Group Retirement, is leaving Corebridge Financial, Inc., (the “Company”) effective October 31, 2022.  On his separation, Mr. Scheinerman will be eligible for termination without cause benefits under the American International Group, Inc. 2012 Executive Severance Plan and other applicable plans, subject to and conditioned upon the terms of such plans, as described in the Company’s registration statement on Form S-1 (file number 333-263898) under the caption “Executive Compensation—Potential Payments on Termination.”

Item 5.08	Shareholder Director Nominations

The Company has set deadlines for the receipt of stockholder proposals to be considered at the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) of the Company. Details regarding the 2023 Annual Meeting will be specified in the forthcoming proxy statement related to the meeting.

Any stockholder of the Company who desires to nominate an individual for the Company’s board of directors or propose other business for consideration at the 2023 Annual Meeting (but not have such nomination or proposal included in the proxy statement for that meeting) must deliver the nomination or proposal in writing to: Corporate Secretary, c/o Corebridge Financial, Inc., 2919 Allen Parkway, Woodson Tower, Houston, Texas 77109, on or after January 1, 2023, and before February 1, 2023. All stockholder nominations and proposals must comply with the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the terms of the Company’s Second Amended and Restated Bylaws (the “Bylaws”).

Any stockholder of the Company who desires to nominate an individual for the Company’s board of directors and wishes to have such proposal included in the proxy statement and proxy card for the 2023 Annual Meeting must submit the proposal to the Company’s principal executive offices in Houston, Texas, on or after November 2, 2022 and before December 3, 2022. Proposals should be sent to: Corporate Secretary, c/o Corebridge Financial, Inc., 2919 Allen Parkway, Woodson Tower, Houston, Texas 77019 and must comply with rules promulgated under the Exchange Act and the terms of the Bylaws.

Item 8.01	Other Events

In conjunction with the departure of Mr. Scheinerman, certain responsibilities have been reallocated to existing executive officers within the Company, effective October 10, 2022: Terri Fiedler, whose title and role will change from Executive Vice President and President of Financial Distributors to Executive Vice President and President of Retirement Services will manage the Company’s Retirement Services business, and Todd Solash, Executive Vice President and President of Individual Retirement and Life Insurance, will have expanded responsibility overseeing the operation of Corebridge Financial Distributors, the Company’s sales platform which serves third-party distributors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	October 11, 2022	By:	/s/ Christina Banthin
Name: Christina Banthin Title: Chief Corporate Counsel and Corporate Secretary